UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2023

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

california	1-11416	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Pkwy, Suite 1400, Las Vegas, NV 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPSS	The Nasdaq Stock Market LLC (Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On October 2, 2023, the board of directors of the registrant set the date for the registrant’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”) as November 14, 2023, and the record date for the determination of shareholders entitled to receive notice of and to vote at the 2023 Annual Meeting as October 12, 2023.

Because the date set for the 2023 Annual Meeting is more than thirty days from the anniversary date of the previous annual meeting of shareholders, the previously announced deadlines for any shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, are no longer applicable.

To be considered for inclusion in this year’s proxy materials for the 2023 Annual Meeting, shareholder proposals and any suggestions regarding director nominations must be submitted in writing a reasonable time before the registrant begins to print and send its proxy materials relating to the 2023 Annual Meeting. Shareholders who wish to have a director nomination or proposal regarding any other matter of business considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such nomination or proposal to the Company’s Secretary at Consumer Portfolio Services, Inc., 3800 Howard Hughes Parkway, Suite 1400, Las Vegas Nevada 89169 on or before the close of business on Monday, October 9, 2023 (the “Deadline”), which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials.

In addition to complying with the submission by the Deadline, shareholder director nominations and proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, and California corporate law, in order to be eligible for inclusion in the proxy materials for the 2023 Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: October 2, 2023	By: /s/ Denesh Bharwani
Denesh Bharwani Executive Vice President Signing on behalf of the registrant

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